## AMENDMENT AGREEMENT

**THIS AMENDMENT AGREEMENT** is entered into as of 12th October 2009 (the "Amendment Agreement") and is supplemental to the ISDA Master Agreement and Schedule dated as of 9 January 2008, as amended from time to time (the "Master Agreement") between Hermes Investment Management Limited (the "Investment Manager") acting as agent for each of the Principals, severally and not jointly, listed in Annex A ("Party A") and HSBC Bank plc ("Party B").

**WHEREAS**

Party B and the Investment Manager wish to amend the Master Agreement in order to add additional Principals to Annex A.

**NOW THEREFORE**, in consideration of the mutual agreements contained in this Amendment Agreement, the parties agree as follows:

### 1. Amendments

1.1. All capitalized terms used in this Amendment Agreement without definition shall have the meanings given to such terms in the Master Agreement.

1.2. Annex A to the Master Agreement is hereby deleted and replaced with a **new Annex A** as set forth in Attachment I hereto.

1.3. The following provisions shall apply in respect of each Principal that is a Sub-Fund (as defined below) of an open-ended investment company with variable capital incorporated in Ireland (a "Company") having segregated liability between its Sub-Funds and authorised in Ireland by the Irish Financial Services Regulatory Authority and qualifying as an Undertaking for Collective Investment in Transferable Securities (UCITS). For these purposes, a "Sub-Fund" means a fund of assets established (with the prior approval of the Irish Financial Services Regulatory Authority) for one or more classes of units (in respect of a Trust) or shares (in respect of a Company) which is invested in accordance with the investment objective and policies applicable to such Sub-Fund.

Notwithstanding anything in the Master Agreement to the contrary, in respect of each Principal which is a Sub-Fund in respect of any Transaction and subject to the occurrence of fraud, Party B shall not seek whether in any proceedings or by any other means whatsoever or wheresoever to have recourse to any assets of any Sub-Fund in the discharge in all or any part of a liability which was not incurred on behalf of that Sub-Fund."

### 2. Conditions Precedent

It is a condition precedent to the effectiveness of this Amendment Agreement that, as of the date thereof, (i) all representations and warranties made under the Master Agreement are true and correct, and (ii) there exists no Event of Default or Potential Event of Default thereunder.

3. **References**

All references in the Master Agreement to "this Agreement" (or words or phrases of similar meaning) shall be deemed to be references to the Master Agreement as amended by this Amendment Agreement.

4. **Miscellaneous**

4.1. Except as specifically amended hereby, the Master Agreement shall continue in full force and effect in accordance with the provisions hereof and nothing herein contained shall be construed as a waiver or modification of the existing rights under the Master Agreement, except as such rights are expressly modified hereby; and

4.2. **Entire Agreement.** This Amendment Agreement constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof. The Amendment Agreement shall be governed by and construed in accordance with the laws of England, and may be executed in counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same instrument.

4.3. **Counterparts.** This Amendment Agreement may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

**IN WITNESS WHEREOF**, the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

**Hermes Investment Management Limited in its capacity as agent for and on behalf of EACH OF THE PRINCIPALS listed in Annex A**

By: ______________________

Authorised Signatory: I. KIRBY

Title: DIRECTOR

Date: 15-10-09

**HSBC Bank plc**

By: ______________________

Authorised Signatory: D. ROUSOS

Title: AUTHORISED SIGNATORY

Date: 12/10/09

**ATTACHMENT I**

**NEW ANNEX A TO THE MASTER AGREEMENT**

1. BT Pension Scheme Trustees Limited as Trustees of the BT Pension Scheme
2. Royal Mail Pensions Trustees Limited as Trustees of the Royal Mail Pension Plan
3. Hermes Pension Trustees Limited as trustees of the Hermes Group Pension Scheme
4. Hermes European Focus Fund I
5. Hermes European Focus Fund II
6. Hermes European Focus Fund III
7. Hermes Investment Funds public limited company – Hermes UK Small and Mid Cap Companies Fund
8. Hermes Investment Funds public limited company – Hermes Quant Global Equity Fund
9. Hermes Investment Funds public limited company – Hermes Pan-European Small Cap Companies Fund
10. Hermes Investment Funds public limited company – Hermes Global Emerging Markets
11. Hermes Investment Funds public limited company – Hermes UK Smaller Companies Fund

## ANNEX A

1. BT Pension Scheme Trustees Limited as Trustees of the BT Pension Scheme
2. Royal Mail Pensions Trustees Limited as Trustees of the Royal Mail Pension Plan
3. The Trustees of the Hermes Group Pension Scheme
4. Hermes European Focus Fund I
5. Hermes European Focus Fund II
6. Hermes European Focus Fund III
7. Hermes Investment Funds public limited company – Hermes UK Small and Mid Cap Companies Fund
8. Hermes Investment Funds public limited company – Hermes Quant Global Equity Fund
9. Hermes Investment Funds public limited company – Hermes Pan-European Small Cap Companies Fund
10. Hermes Investment Funds public limited company – Hermes Global Emerging Markets Fund
11. Hermes Absolute Return Fund (Guernsey) Limited